                                POWER OF ATTORNEY

                           NEXTEL COMMUNICATIONS, INC.

     The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a Registration Statement on Form S-4 or other appropriate form in connection with an exchange offer relating to the Company's Series D Exchangeable Preferred Stock, par value $.01 per share, does hereby constitute and appoint Steven M. Shindler, Gary D. Begeman, Thomas D. Hickey and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.

            November 3, 1997



                                           /s/ Daniel F. Akerson
                                           -----------------------------------
                                           Daniel F. Akerson
                                           Chairman of the Board, Director
                                           and Chief Executive Officer
                                           (Principal Executive Officer)

                                POWER OF ATTORNEY

                           NEXTEL COMMUNICATIONS, INC.

     The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a Registration Statement on Form S-4 or other appropriate form in connection with an exchange offer relating to the Company's Series D Exchangeable Preferred Stock, par value $.01 per share, does hereby constitute and appoint Steven M. Shindler, Gary D. Begeman, Thomas D. Hickey and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.

         November 3, 1997



                                            /s/ Steven M. Shindler
                                            ---------------------------------
                                            Steven M. Shindler
                                            Senior Vice President and Chief
                                                        Financial Officer
                                            (Principal Financial Officer)

                                POWER OF ATTORNEY

                           NEXTEL COMMUNICATIONS, INC.

     The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a Registration Statement on Form S-4 or other appropriate form in connection with an exchange offer relating to the Company's Series D Exchangeable Preferred Stock, par value $.01 per share, does hereby constitute and appoint Steven M. Shindler, Gary D. Begeman, Thomas D. Hickey, and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.

         November 3, 1997



                                                        /s/ William Arendt
                                                        -----------------------
                                                        William Arendt
                                                        Vice President and
                                                        Controller (Principal
                                                        Accounting Officer)

                                POWER OF ATTORNEY


                           NEXTEL COMMUNICATIONS, INC.

     The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a Registration Statement on Form S-4 or other appropriate form in connection with an exchange offer relating to the Company's Series D Exchangeable Preferred Stock, par value $.01 per share, does hereby constitute and appoint Steven M. Shindler, Gary D. Begeman, Thomas D. Hickey, and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.

         November 3, 1997



                                                 /s/ Morgan E. O'Brien
                                                 ----------------------------
                                                 Morgan E. O'Brien
                                                 Vice Chairman of the Board
                                                 and Director

                                POWER OF ATTORNEY

                           NEXTEL COMMUNICATIONS, INC.

     The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a Registration Statement on Form S-4 or other appropriate form in connection with an exchange offer relating to the Company's Series D Exchangeable Preferred Stock, par value $.01 per share, does hereby constitute and appoint Steven M. Shindler, Gary D. Begeman, Thomas D. Hickey, and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.

         November 3, 1997



                                              /s/ Timothy M. Donahue
                                              ---------------------------------
                                              Timothy M. Donahue
                                              President and Chief Operating
                                              Officer and Director

                                POWER OF ATTORNEY

                           NEXTEL COMMUNICATIONS, INC.

     The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a Registration Statement on Form S-4 or other appropriate form in connection with an exchange offer relating to the Company's Series D Exchangeable Preferred Stock, par value $.01 per share, does hereby constitute and appoint Steven M. Shindler, Gary D. Begeman, Thomas D. Hickey, and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.

         November 3, 1997



                                                        /s/ Craig O. McCaw
                                                        -----------------------
                                                        Craig O. McCaw
                                                        Director

                                POWER OF ATTORNEY

                           NEXTEL COMMUNICATIONS, INC.

     The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a Registration Statement on Form S-4 or other appropriate form in connection with an exchange offer relating to the Company's Series D Exchangeable Preferred Stock, par value $.01 per share, does hereby constitute and appoint Steven M. Shindler, Gary D. Begeman, Thomas D. Hickey, and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.

         November 3, 1997



                                                      /s/ Keisuke Nakasaki
                                                      -------------------------
                                                      Keisuke Nakasaki
                                                      Director

                                POWER OF ATTORNEY

                           NEXTEL COMMUNICATIONS, INC.

     The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a Registration Statement on Form S-4 or other appropriate form in connection with an exchange offer relating to the Company's Series D Exchangeable Preferred Stock, par value $.01 per share, does hereby constitute and appoint Steven M. Shindler, Gary D. Begeman, Thomas D. Hickey, and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.

         November 3, 1997



                                                    /s/ Masaaki Torimoto
                                                    ---------------------------
                                                    Masaaki Torimoto
                                                    Director

                                POWER OF ATTORNEY

                           NEXTEL COMMUNICATIONS, INC.

     The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a Registration Statement on Form S-4 or other appropriate form in connection with an exchange offer relating to the Company's Series D Exchangeable Preferred Stock, par value $.01 per share, does hereby constitute and appoint Steven M. Shindler, Gary D. Begeman, Thomas D. Hickey, and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.

         November 3, 1997



                                                     /s/ Dennis Weibling
                                                     ------------------------
                                                     Dennis Weibling
                                                     Director

                                POWER OF ATTORNEY

                           NEXTEL COMMUNICATIONS, INC.

     The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a Registration Statement on Form S-4 or other appropriate form in connection with an exchange offer relating to the Company's Series D Exchangeable Preferred Stock, par value $.01 per share, does hereby constitute and appoint Steven M. Shindler, Gary D. Begeman, Thomas D. Hickey, and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.

         November 3, 1997



                                                /s/ William E. Conway, Jr.
                                                -------------------------------
                                                William E. Conway, Jr.
                                                Director